Offerings - Offering: 1	Nov. 04, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 13,753,987.74
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,899
Offering Note

(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 680,217 Class I Units of North Haven Private Income Fund A LLC at a price equal to $20.22 per unit, which represents the Company’s net asset value as of September 30, 2025.

(2) Calculated at $138.10 per $1,000,000 of the transaction value.